UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 __________________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Effective August 29, 2024, DHI Mortgage Company, Ltd. ("DHI Mortgage"), a wholly-owned subsidiary of D.R. Horton, Inc., U.S. Bank National Association, as a buyer, and as administrative agent and other buyers listed as a buyer (collectively, the "Buyers") hereto entered into the Third Amendment (the "Amendment") to the Fourth Amended and Restated Master Repurchase Agreement dated as of February 18, 2022 as amended prior to the date hereof (as so amended, the "Amended Repurchase Facility").

The Amendment extends the term of the Amended Repurchase Facility through the earlier of (i) May 9, 2025 or (ii) the date when the Buyers’ commitments are terminated pursuant to the Amended Repurchase Facility, by order of any governmental authority or by operation of law.

The Amended Repurchase Facility provides financing and liquidity to DHI Mortgage by facilitating purchase transactions in which DHI Mortgage transfers eligible loans to Buyers against the transfer of funds by Buyers (thereby becoming purchased loans). The purchase transactions are based on the terms and conditions in the Amended Repurchase Facility and the ancillary or operative agreements attached thereto or referred to therein. Amounts outstanding under the Amended Repurchase Facility are not guaranteed by D.R. Horton, Inc. or any of the subsidiaries that guarantee the debt of its homebuilding, rental or Forestar operations.

The Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01. Capitalized terms not defined herein are defined in the Amended Repurchase Facility or as provided therein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. "Entry into a Material Definitive Agreement" is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
10.1
Third Amendment to Fourth Amended and Restated Master Repurchase Agreement, dated August 29, 2024, among DHI Mortgage Company, Ltd., U.S. Bank National Association, as Administrative Agent, Sole Book Runner, Lead Arranger, and a Buyer, and all other Buyers.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	September 3, 2024	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

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